Goodwill and Intangibles	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles
8.  GOODWILL AND INTANGIBLES

Goodwill. Goodwill is recorded when the purchase price of a business acquired exceeds the fair market value of the tangible and separately measurable intangible net assets. In addition, goodwill represents the allocated portion of Anadarko’s midstream goodwill attributed to the Partnership assets acquired from Anadarko. The carrying value of Anadarko’s midstream goodwill represents the excess of the purchase price paid to a third-party entity over the estimated fair value of the identifiable assets acquired and liabilities assumed by Anadarko. Accordingly, the Partnership’s allocated goodwill balance does not represent, and in some cases is significantly different from, the difference between the consideration the Partnership paid for its acquisitions from Anadarko and the fair value of such net assets on their respective acquisition dates.
The Partnership evaluates goodwill for impairment annually (see Note 1). Estimating the fair value of the Partnership’s reporting units was not necessary based on the qualitative evaluation as of October 1, 2015, and no goodwill impairment has been recognized in these consolidated financial statements. Procedures were also performed in the fourth quarter of 2015 to review any changes in circumstances subsequent to the annual test, including changes in commodity prices. These procedures also indicated no impairment.

Other intangible assets. The intangible asset balance in the consolidated balance sheets includes the fair value, net of amortization, of (i) contracts assumed by the Partnership in connection with the Platte Valley acquisition in February 2011, which are being amortized on a straight-line basis over 50 years, (ii) interconnect agreements at Chipeta entered into in November 2012, which are being amortized on a straight-line basis over 10 years, and (iii) contracts assumed by the Partnership in connection with the DBM acquisition in November 2014, which are being amortized on a straight-line basis over 30 years.
The Partnership assesses intangible assets for impairment together with related underlying long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. See Property, plant and equipment in Note 1 for further discussion of management’s process to evaluate potential impairment of long-lived assets. No intangible asset impairment has been recognized in these consolidated financial statements.
The following table presents the gross carrying amount and accumulated amortization of other intangible assets:

	December 31,
thousands	2015	2014
Gross carrying amount	$868,035	$892,555
Accumulated amortization	(35,908)	(7,698)
Other intangible assets	$832,127	$884,857

Amortization expense for intangible assets was $28.2 million, $4.3 million and $1.4 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Partnership estimates that it will record $28.4 million of intangible asset amortization for each of the next five years.